Supplement No. 1 dated June 26, 2000
--------------------------------------------------------------------------------


to   Prospectus dated August 1, 1999


for  State Street Research Money Market Fund

     A series of State Street Research Money Market Trust


     In the Prospectus section captioned "Investor Expenses," the Annual Fund Operating Expenses portion of the table is revised as follows:

Annual Fund Operating Expenses (% of average net assets)    Class B     Class B(1)     Class C    Class E, S & T
----------------------------------------------------------------------------------------------------------------

     Management fee                                         0.50        0.50           0.50       0.50

     Distribution/service (12b-1) fees                      1.00        1.00           1.00       0.00

     Other expenses                                         0.27        0.27           0.27       0.27
                                                            ----        ----           ----       ----

     Total annual fund operating expenses*                  1.77        1.77           1.77       0.77
                                                            ====        ====           ====       ====

     *   Because some of the fund's expenses may be
         subsidized, actual total operating expenses
         are expected to be:                                1.70(a)     1.70(a)        1.70(a)    0.70(a)

         The fund expects the expense subsidy to continue throughthe current fiscal year, although there is no guarantee that it will.

     (a) Reflects expense subsidy arrangement that becameeffective June 1, 2000, as if it had been in placeduring the fund's prior fiscal year.


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                                                                   MM-1993-0600
                                                Control Number: (exp0800)SSR-LD